DERIVED 7/27/05

$36,000,000

Classes M-2 & M-5 Mezzanine Certificates Offered

(Approximate)

$7,200,000

Class B-1 Subordinate Certificates Offered

(Approximate)

$790,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their

Triggers Functional
To Maturity	67
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-2

40% Severity
Yield	3.1%	5.1%	7.1%
Discount Margin	58	59	52
Wtd Ave Life	6.9	6.9	7.3
Total Coll Losses to Maturity	17.5%	17.2%	15.8%
DM-Break CDR	23.2%	22.6%	20.1%
Loss on M-2	99,337	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	6.0	6.9	7.3
Total Coll Losses to Maturity	17.4%	17.2%	15.8%
B/E CDR	23.1%	22.6%	20.1%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.2%	5.1%	7.1%
Discount Margin	62	59	51
Wtd Ave Life	7.6	7.7	8.0
Total Coll Losses to Maturity	18.0%	17.7%	16.2%
DM-Break CDR	17.7%	17.2%	15.3%
Loss on M-2	-	17,978	93,812
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.6	7.5	7.8
Total Coll Losses to Maturity	18.0%	17.6%	16.1%
B/E CDR	17.7%	17.1%	15.2%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.2%	5.1%	7.2%
Discount Margin	62	53	53
Wtd Ave Life	8.1	8.2	8.4
Total Coll Losses to Maturity	18.4%	18.0%	16.4%
DM-Break CDR	14.3%	13.9%	12.3%
Loss on M-2	-	249,603	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	8.1	8.0	8.4
Total Coll Losses to Maturity	18.4%	17.9%	16.4%
B/E CDR	14.3%	13.8%	12.3%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-6
CLASS M-2
Triggers Functional
To Maturity
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-2

40% Severity
Yield	3.0%	5.1%	7.1%
Discount Margin	51	57	53
Wtd Ave Life	7.4	7.5	7.6
Total Coll Losses to Maturity	15.5%	15.0%	14.0%
DM-Break CDR	19.6%	18.7%	17.0%
Loss on M-2	274,933	75,108
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.3	7.3	7.6
Total Coll Losses to Maturity	15.5%	15.0%	14.0%
B/E CDR	19.5%	18.6%	17.0%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.2%	5.1%	7.1%
Discount Margin	62	52	53
Wtd Ave Life	7.8	8.1	8.2
Total Coll Losses to Maturity	16.2%	15.8%	14.5%
DM-Break CDR	15.4%	14.8%	13.3%
Loss on M-2		273,871
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.8	7.9	8.2
Total Coll Losses to Maturity	16.2%	15.7%	14.5%
B/E CDR	15.4%	14.7%	13.3%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.1%	5.2%	7.1%
Discount Margin	55	59	51
Wtd Ave Life	8.4	8.4	8.7
Total Coll Losses to Maturity	16.9%	16.3%	15.0%
DM-Break CDR	12.8%	12.2%	11.0%
Loss on M-2	236,580		167,963
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	8.1	8.4	8.4
Total Coll Losses to Maturity	16.8%	16.3%	14.9%
B/E CDR	12.7%	12.2%	10.9%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Triggers Functional
To Maturity	67
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-2

200% PPC
Yield	2.8%	5.0%	NA
Discount Margin	50	58	NA
Wtd Ave Life	2.3	3.2	NA
Total Coll Losses to Maturity	11.5%	14.3%	NA
DM-Break CDR	20.5%	26.0%	NA
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	3.1	3.2	3.2
Total Coll Losses to Maturity	13.9%	14.3%	13.8%
B/E CDR	25.2%	26.0%	24.9%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.2%	5.1%	7.1%
Discount Margin	62	59	51
Wtd Ave Life	7.6	7.7	8.0
Total Coll Losses to Maturity	18.0%	17.7%	16.2%
DM-Break CDR	17.7%	17.2%	15.3%
Loss on M-2	-	17,978	93,812
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.6	7.5	7.8
Total Coll Losses to Maturity	18.0%	17.6%	16.1%
B/E CDR	17.7%	17.1%	15.2%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.3%	5.3%	7.3%
Discount Margin	60	58	53
Wtd Ave Life	12.4	12.8	13.7
Total Coll Losses to Maturity	23.9%	23.1%	21.1%
DM-Break CDR	14.8%	13.9%	12.0%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.4	12.8	13.7
Total Coll Losses to Maturity	23.9%	23.1%	21.1%
B/E CDR	14.8%	13.9%	12.0%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Triggers Functional
To Maturity	67
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-2

200% PPC
Yield	2.8%	5.0%	NA
Discount Margin	50	58	NA
Wtd Ave Life	2.5	3.1	NA
Total Coll Losses to Maturity	11.6%	13.1%	NA
DM-Break CDR	20.7%	23.6%	NA
Loss on M-2
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	3.2	3.1	3.2
Total Coll Losses to Maturity	12.8%	13.1%	13.1%
B/E CDR	23.0%	23.6%	23.6%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.2%	5.1%	7.1%
Discount Margin	62	52	53
Wtd Ave Life	7.8	8.1	8.2
Total Coll Losses to Maturity	16.2%	15.8%	14.5%
DM-Break CDR	15.4%	14.8%	13.3%
Loss on M-2		273,871
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.8	7.9	8.2
Total Coll Losses to Maturity	16.2%	15.7%	14.5%
B/E CDR	15.4%	14.7%	13.3%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.3%	5.3%	7.3%
Discount Margin	60	58	53
Wtd Ave Life	13.0	13.8	14.2
Total Coll Losses to Maturity	21.6%	20.6%	18.6%
DM-Break CDR	12.6%	11.6%	9.9%
Loss on M-2
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	13.0	13.8	14.2
Total Coll Losses to Maturity	21.6%	20.6%	18.6%
B/E CDR	12.6%	11.6%	9.9%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps